UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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1 Bassett Investor Presentation April 2008 NASDAQ: BSET

2 Agenda Business Overview & Industry Update Retail Growth Strategy Rollout & Repositioning Plan Balance Sheet Costa Brava’s Bid for Control

Business Overview
130 stores – 32 corporate & 98 licensed
75% of sales through store network
3 regional distribution centers
Wholesale sales nearly 60% import, 40%
domestic
2 domestic manufacturing facilities focused on
executing our unique merchandising strategy
1,420 employees – 570 in corporate retail
stores
Becoming a hybrid between specialty &
furniture store
Offering alternative to more expensive
competition
Local design center
Ethan Allen
Thomasville

Furniture Industry Update
From 1999 –
2007, China’s furniture exports (1)
have grown 640% from approximately $3bn to
over $20bn
Mass merchandisers (e.g., Wal-Mart, Target,
Costco) have taken share and pressured
margins of pure Home Furnishings retailers
Slowdown within the housing industry has put
added pressure on the home furnishings
industry
Source – U.S. Dept. of Labor

BUILDING A NATIONAL RETAIL BRAND

Chinese Exports ($B)
U.S. Employment (000's): Furniture & Related Products

Bassett®

China Furniture Exports &
U.S. Furniture Employment
1999 - 2007
-
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
18.0
20.0
22.0
'99 '00 '01 '02 '03 '04 '05 '06 '07
500
550
600
650
700
750
Chinese exports data per the China National Furniture Association.
U.S. employment data per the U.S. Bureau of Labor Statistics.

Home Furnishing Consolidatio
Difficult industry conditions have led to
consolidation
209 bankruptcies since 1999; 171 in the last five
years (*)
Numerous M&A transactions
November 8, 2007 - Levitz Furniture Inc.
declared its third bankruptcy in ten years
The furniture chain is undergoing outright liquidation
of its assets
February 4, 2008 – Wickes Furniture, retail
furniture chain with 40 stores across the
country, filed for Chapter 11 bankruptcy
(*) Source - CapitalIQ

Industry Undergoing Change
Numerous domestic manufacturing closures;
companies shift to outsourced production
Renewed retail focus with dedication to
improving/attaining profitability, store
presentation and improved customer service
New financial strategies
Capital raise (e.g., STLY’s $25m private placements)
Credit facilities refinanced (e.g., FNB and LZB)
Dividend decreases (e.g., FBN 75% decrease and LZB
67% decrease)
Share repurchase authorization and purchase  (e.g.,
ETH, HOFT, LEG and STLY)

Retail Growth Strategy
Building a Specialty Furniture Retail Brand
Strengthen retail talent
Execute new product strategy
A new store prototype
Modernize marketing effort
Strengthen our Design Services
Build national consistency in our network

Strengthen Retail Talent
Retail Leadership
Hired Jason Camp as SVP Retail
Restoration Hardware
Hired Barbara Kurgan as Creative Advisor
Martha Stewart, Elle Decor
Upgraded talent in key retail leadership
roles.
Retail Store Talent
Investing heavily in recruitment and
development of high quality retail talent
Leveraging monthly sessions of Bassett
University for both retail managers and
design consultants

New Product Strategy
Become a style leader within 4
lifestyles
Strengthen offering in custom furniture
Create a clear price / value point of
differentiation from EA, Thomasville
and Pottery Barn
Strengthen design capabilities with a
fully coordinated assortment
Grow accessory / drapery business

A New Store Prototype
Create 3 custom workshops
Upholstery, Dining and Storage
Showcase our 4 lifestyles
More residential scale and design
Create authority in Design Services
Create a Home Entertainment
destination
Sectionals, Motion and Wall Units
Build authority in Accessories
Drapery, Rugs, Lighting and Mirrors

New Store Format •3 custom workshops •4 Lifestyles •More residential scale •Design Services •Authority in Accessories •Home Entertainment

13 A New Store Prototype Early results are very encouraging 5 new stores are now open Higher average volume Higher average transaction Higher conversion rate

Modernize Marketing Effort
Website
A critical research tool for furniture
shoppers
Piloting web commerce this summer
Catalog
Will mail 9m across 8 drops this year
Design Resource Guide
Launch first bi-annual book this fall
Television
Gain national strength and consistency
through TV

Strengthen our Design
Services
Thoughtful accents and accessories
Wall art and mirrors
Lighting & decorative accessories
Fully coordinated textiles assortment
Upholstery Fabrics
Leather Assortment
Rugs / Rug Squares
Custom Drapery in 30 days
Stocked top of bed
Stocked pillows

Strengthen our Design
Services
Talented Design Consultants
Aggressively recruiting and developing
high quality Design Consultants
Launching Bassett University
Tools, Technology and Resources
Presentation Rooms in new stores
Prevue & Room Planner in stores/web
Design Resource Guide
Marketing the Capability
Web, catalog, DRG, TV and Stores

Retail Strategy Summary
Early results are encouraging
New products are selling briskly
New stores are delivering better
performance
Design Services are increasing
Our national network is gaining
consistency

Growth Strategy – Rollout Plan
(2008 – 2010)
Closing underperforming stores
20 to 25 stores over next three
years
Investing in new stores – 13 to 19
Converting and remodeling a certain
number of stores

Retail Store Network
(includes both Corporate and Licensee owned stores)
Targeting improvement in average annual
sales per store
$3.1 million in 2007 to $3.7 million in 2010
Based on achieving a new store annual top
line target of $4.0 to $4.6 million

Rollout & Repositioning Plan
Targeted
Today End of 2010
Corporate
New prototype 3 15 to 20
Old prototype 29 16 to 18
(100% remodeled)
32 31 to 38
Licensed
New prototype 2 6 to 10
Old prototype 96 78 to 88
(50% remodeled)
98 84 to 98
130 115 to 136

Store Conversions &
Remodels
Conversion is a complete store redesign to incorporate all of the facets of the new store prototype.  This represents a
significant capital investment.
Remodel is a redesign that is less in scope and incorporates only certain facets of the new store prototype.  The capital investment is considerably less.
Target Target
2008 2009 2010
Corporate Conversions 2 2 2
Corporate Remodels 3 4 4
Licensee Remodels 10 to 12 10 to 15 10 to 15

Planned Capital Spending
for
New Prototype Stores
• 2009 and 2010 targets based on new stores
achieving targeted performance levels.  Our Board
has not approved 2009 and 2010 capital spending.
Based on certain percentage of leases versus
owned real estate on new stores.  New store real
estate could be financed with mortgages.
Target Target
2008 2009 2010
Conversions/Remodels 2.6 $       $3 to $4 $3 to $4
New Stores 1.5          *7 to 8 *7 to 8
4.1 $       $10 to $12 $10 to $12

Targeted Store Economics
Assumes 16,000 square foot retail stores
built for $100 per square foot
Approximately $53 per square foot of tenant
improvements and initial inventory costs of
$0.5 million
Total new store investment of $4.5 million
Buy $4.5m, Lease $1.4m
Retail segment growth drives Wholesale
revenue and enables the Company to
capitalize on the Bassett brand
Wholesale Contribution - $400k on a $4.4
million store
Retail Contribution - $200k to $500k for store
depending on real estate
Targeted Pretax Returns
Buy 18 – 22%,  Lease 35 to 40%
Conversion 18 – 22%

Actual & Targeted
Store Performance
Current Targeted New Targeted Total
Bassett Fleet Bassett Stores Fleet - 2010
Avg. Sales per sq.ft. $180 $275 $220
Average Size 17,200 16,000 16,800
Avg. Sales per store $3.1 mil. $4.4 mil. $3.7 mil.
Note - Five new stores are currently achieving targeted levels on average.

Balance Sheet
Our balance sheet is bolstered by two
significant investments/assets
1.
Investment Portfolio (Q1 est.)
Marketable Securities
Alternative Asset Fund
2.
International Home Furnishings Center
Listed on the balance sheet as a liability due
to dividends received being in excess of
earnings recorded
3/1/2008
$21.2
$46.8
$68.0

Balance Sheet
This strong balance sheet HAS
allowed us to:
Pay out more than $48 million in
dividends over the past five years
(very important to many of our long-
term shareholders)
Invest in store real estate
Sign leases for store expansion
$96 million commitment at 11/24/07
Guarantee leases for certain licensees
$13 million at 11/24/07

Balance Sheet
We anticipate our strong balance
sheet WILL allow us to:
Continue paying an attractive dividend
Weather current difficult industry
conditions
Prudently execute our long-term retail
growth strategies
New stores
Conversions and remodels

March 17, 2008 Release
Reinforces our belief in long-term
viability of the furniture business and
continued expansion of the retail
program
Will liquidate significant portion of our
investment portfolio over the next two
years to:
Invest in store program – real estate
$10 – 12 million per year
Subject to the success of new stores
Return monies to shareholders
Increased dividend $.225 for 6/1/08
Increased share repurchase authorization
and more aggressive repurchase program

April Release
Since the March 17 release, Bassett shareholders
have offered strong support for the increased ongoing
dividend and aggressive continuation of share
repurchase program
have expressed strong sentiment for immediate return
have noted concern over level of capital spending
Bassett adjusts its financial plan by reducing capital
spending by $15 million over next four years
Bassett’s Board’s intent is to support additional
dividend of $1.25 per share representing nearly $15
million in additional shareholder return, for a total of
$35 million over the next year or so
Bassett’s Board and advisors conclude that a
substantially larger dividend at this time would impair
the Company’s strong balance sheet and would be
imprudent given the downturn in the furniture industry
and tight credit conditions

Who is Costa Brava?
A Bassett shareholder for less than
four months
Nominees appear to have no
experience or expertise in the home
furnishings or retail business of any
kind
Sought control without stating any
plan for the future of the company
Now presents a platform that unwisely
promises unachievable short-term

What Costa Brava Doesn’t Say
In just 10 years, while numerous
furniture companies have failed,
Bassett has moved from
manufacturing to retailing with over
$400 million in annualized sales
The Company’s retail plan
Is the culmination of more than two years of
extensive study and consultation
Has been cautiously implemented and will go
forward based on demonstrated returns
Relies on a continued strong balance sheet
and a measured approach to new liabilities
Capitalizes on high brand recognition and
more than a century of consumer trust

Costa Brava’s letter is wrong.
Costa Brava says Bassett’s plan is too uncertain and is based on a
“very short observation period.”
Costa Brava is wrong.  Bassett’s plan is the culmination of more than two years of extensive study and consultation.
Costa Brava says Bassett’s plan involves “high price” and “high risk”.
Costa Brava is wrong.  Bassett’s plan has proceeded cautiously and will go forward based on demonstrated returns.
Costa Brava says Bassett’s plan will lead to increased liabilities.
Costa Brava is wrong.  Bassett’s plan relies on a continued strong balance sheet and the measured assumption of new liabilities.
Costa Brava says Bassett “has neither the brand recognition nor the scale necessary to execute its plan.”
Costa Brava is wrong. Bassett’s plan relies on high name
recognition and more than a century of building consumer trust. In just 10 years, Bassett has built one of the largest furniture retailing networks in the country with over $400 million in annualized sales.

What the Company is already
providing shareholders
Cautious execution of its business plan
without depletion or deterioration of
shareholder value
Immediate return of nearly $15 million of
shareholder value through issuance of a
$1.25 dividend plus $20 million to be used
for share repurchases
An increased and substantial regular
quarterly dividend
Continued evaluation of all strategic
alternatives by the Board

Bassett’s Board of Directors
Deserves Your Support
Overwhelmingly independent (7/9); no
insiders or affiliated outsiders on key
committees
Significant home furnishings and retail
experience and expertise
Detailed plan for maximizing and
delivering value to shareholders; will
use undervalued non-operating
assets:
To return capital to shareholders in the form
of an immediate dividend, increased regular
dividends and aggressive stock repurchases
To invest prudently in the company’s retail
growth plan based on the success of the new
prototype stores

Summary
Conditions are tough but your Board has
experience and a plan to build shareholder
value
Retail strategies properly executed should
allow Bassett to take market share without
risking valuable assets
Growth plan as outlined will allow Bassett to
gain consistency and needed scale
Recent Board action demonstrates
commitment to providing immediate
shareholder return while ensuring enhanced
shareholder value over the long term
Vote FOR the Bassett nominees on the
Company’s WHITE proxy card

Certain of the statements in this presentation, particularly those preceded by, followed by or including the words “believes,” “expects,” “anticipates,”
“intends,” “should,” “estimates,” or similar expressions, or those relating to or anticipating financial results for periods beyond the fiscal year 2007, constitute
“forward looking statements” within the meaning of Section 27A of the
Securities Act of 1933, as amended.  For those statements, Bassett claims the protection of the safe harbor for forward looking statements contained in the
Private Securities Litigation Reform Act of 1995.  In many cases, Bassett cannot predict what factors would cause actual results or future actions to differ materially from those indicated in the forward looking statements.  Expectations included in the forward-looking statements are based on preliminary information as well as certain assumptions which management believes to be reasonable at this time. The following important factors affect Bassett and could cause actual results or future actions to differ materially from those indicated in the forward looking statements: delays or difficulties in converting some of its non-operating assets to cash, tax planning considerations, negotiations with third parties who have an interest in some of the non-
operating assets in which the Company has an interest, economic, competitive, governmental and other factors identified in Basset’s filings with the Securities and Exchange Commission, and the effects of national and global economic or other conditions and future events on the retail demand for home furnishings.
Financial estimates included in this presentation have been prepared in accordance with historical accounting practices and do not reflect the effect of any recent changes in accounting principles or guidance, including the effects, if any, of Statement of Financial Accounting Standards No. 157 – “Fair Value
Measurements.”